Exhibit 10.4

SUBSCRIPTION AGREEMENT

Pubco (to be identified prior to closing) Del Mar Pharmaceuticals (BC) Ltd.
Suite 720 - 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5

Ladies and Gentlemen:

1.         Subscription.  The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Pubco1, a Nevada corporation (the “Company”) the number of units (the “Units”) set forth on the signature page hereof at a purchase price of $0.80 per Unit.  Each Unit consists of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) a 5 year warrant (each, a “Warrant” and collectively, the “Warrants”) to purchase one share of Common Stock at an exercise price of $0.80 per share. The Units are being purchased in connection with a reverse acquisition transaction between Del Mar Pharmaceuticals (BC) Ltd. (“DelMar”), the Company and two wholly-owned subsidiaries of the Company.

2.         This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company and DelMar dated January 4, 2013, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of a minimum of
3,125,000  Units  ($2,500,000)  (“Minimum  Offering  Amount”),  and  up  to  a  maximum  of 9,375,000 Units ($7,500,000) (“Maximum Offering Amount”).   Charles Vista, LLC has been engaged as placement agent in connection with the Offering (the “Placement Agent”).  The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3.         Payment.   The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, Escrow Agent for Del Mar Pharmaceuticals (BC) Ltd.” in the full amount of the purchase price of the Units being subscribed for.  Wire transfer instructions are set forth on page 11 hereof under the heading “To subscribe for Units in the private offering of Pubco/Del Mar Pharmaceuticals (BC) Ltd.”  Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest or offset if this Subscription Agreement is not accepted by the Company and DelMar, the Offering is terminated pursuant to its terms by the Company prior to the First Closing (as hereinafter defined), or the Minimum Offering Amount is not sold. Together with a check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Omnibus Signature Page to this Subscription Agreement and the Registration Rights Agreement, in the form of Exhibit C to the Memorandum (the “Registration Rights Agreement”).

  1 The identity of Pubco will be circulated to potential investors prior to the closing. In connection with the consummation of the proposed reverse acquisition transaction, it is contemplated that Pubco will change its name to DelMar Pharmaceuticals, Inc. (or a substantially similar name to be determined by management).

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4.         Deposit of Funds.  All payments made as provided in Section 3 hereof shall be deposited by the Company, DelMar or the Placement Agent as soon as practicable after receipt thereof with Signature Bank (the “Escrow Agent”), in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) the closing of the sale of the Minimum Offering Amount (the “First Closing”), (b) the rejection of such subscription, and (c) the termination of the Offering by the Company, DelMar or the Placement Agent.  The Company, DelMar and the Placement Agent may continue to offer and sell the Units and conduct additional  closings  for  the  sale  of  additional  Units  after  the  First  Closing  and  until  the termination of the Offering.

5.         Acceptance of Subscription.  The Purchaser understands and agrees that the Company and DelMar, in their sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement.  If this subscription is rejected in whole, the Offering of Units is terminated or the Offering Amount is not raised, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect.    If  this  subscription  is  rejected  in  part,  the  funds  for  the  rejected  portion  of  this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

6.         Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)       None of the shares of Common Stock or the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to the Memorandum are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.  The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)      Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)       Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission or other regulatory authority has approved the Units, the Common Stock, the Warrants or the Warrant Shares, or passed upon or endorsed the merits of the offering of Units or

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confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

(d)      All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

(e)       The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning  the  offering  of  the  Units  and  the  business,  financial  condition  and  results  of operations of the Company and DelMar, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;
(f)        In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum;

(g)       The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)       The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described in the Memorandum);

(i)        The  Purchaser,  together  with  its  Advisers,  if  any,  has  such  knowledge  and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j)        The Purchaser is not relying on the Company, DelMar, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)       The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part.  The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

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(l)        The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books.   Appropriate notations will be made in the Company's stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws.  Stop transfer instructions will be placed with the transfer agent of the Units.  The Company has agreed that purchasers of the Units will have, with respect to the shares of Common Stock and the Warrant Shares, the registration rights described in the Registration Rights Agreement.  Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

(m)      The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(n)       The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that DelMar has a limited operating history, significant operating losses since inception, no revenues to date, limited assets and is engaged in a highly competitive business;

(o)       The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;

(p)       The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

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(q)       The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company and/or DelMar have such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company and DelMar provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company and DelMar deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

(r)       Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company, DelMar or the Placement Agent is complete and accurate and may be relied upon by the Company, DelMar and the Placement Agent in determining the availability  of  an  exemption  from  registration  under  federal  and  state  securities  laws  in connection with the offering of securities as described in the Memorandum.   The Purchaser further represents and warrants that it will notify and supply corrective information to the Company, DelMar and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;

(s)       The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities.  The Purchaser is knowledgeable about investment considerations in companies with limited operating histories.  The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.   The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t)        The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(u)       The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by DelMar in good faith but that the attainment  of  any  such  projections,  estimates  or  forward-looking  statements  cannot  be guaranteed by the Company or DelMar and should not be relied upon;

(v)       No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

(w)      Within five (5) days after receipt of a request from the Company, DelMar or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company, DelMar or the Placement Agent is subject;

(x)       The Purchaser's substantive relationship with the Placement Agent or subagent through which the Purchaser is subscribing for Units predates the Placement Agent's or such subagent's contact with the Purchaser regarding an investment in the Units;

(y)      THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.   THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY  OF  THE  FOREGOING  AUTHORITIES  PASSED  UPON  OR  ENDORSED  THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

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(z)       In making an investment decision investors must rely on their own examination of the Company, DelMar and the terms of the Offering, including the merits and risks involved. The Purchaser should  be  aware that it  will be  required to  bear the  financial risks  of  this investment for an indefinite period of time;

(aa)     (For ERISA  plans  only)        The  fiduciary of  the  ERISA plan (the  “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification  of  plan  assets  and  impose  other  fiduciary  responsibilities.    The  Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(bb)     The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found  on  the  OFAC  website  at  <http://www.treas.gov/ofac>.    In  addition,  the  programs

administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals2 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(cc)     To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person  having a  beneficial interest in  the Purchaser; or  (4)  any person  for  whom  the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.   The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.   The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations.  The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC.  The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(dd)     To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person  having a  beneficial interest in  the Purchaser; or  (4)  any person  for  whom  the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,3 or any immediate family4 member or close associate5 of a senior foreign political figure, as such terms are defined in the footnotes below; and

  2 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs

 3 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

  4 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

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(ee)     If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

7.         Indemnification.  The Purchaser agrees to indemnify and hold harmless the Company, DelMar, the Placement Agent, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8.         Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.   If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9.         Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.       Immaterial Modifications to the Registration Rights Agreement.  The Company may, at any time prior to the First Closing, modify the Registration Rights Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser, if, and only if, such modification is not material in any respect.

    5 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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11.       Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company or DelMar, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

12.      Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the  shares  of  Common Stock  or  the  Warrants shall  be  made  only  in  accordance with  all applicable laws.

13.       Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.

14.       Arbitration.  The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)           Arbitration is final and binding on the parties.

(b)       The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)      Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)       The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)       The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)        All   controversies   which   may   arise   between   the   parties   concerning   this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

15.       Blue Sky Qualification.  The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units

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from applicable federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16.       Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17.       Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company or DelMar, not otherwise properly in the public domain, was received in confidence.   The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or DelMar or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company or DelMar, including any scientific, technical, trade or business secrets of the Company or DelMar and any scientific, technical, trade or business materials that are treated by the Company or DelMar as confidential or proprietary, including, but not limited to, ideas, discoveries,  inventions,  developments  and  improvements  belonging  to  the  Company  or DelMar and confidential information obtained by or given to the Company or DelMar about or belonging to third parties.

18.       Miscellaneous.

(a)       This Subscription Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.   The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)       The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.

(c)       Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription  Agreement  and  the  transactions  contemplated  hereby  whether  or  not  the transactions contemplated hereby are consummated.

(d)       This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)       Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)           The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

19.      Omnibus Signature Page.  This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement pertaining to the issuance by the Company of the shares of Common Stock and Warrants to subscribers pursuant to the Memorandum.     Accordingly,  pursuant  to  the  terms  and  conditions  of  this  Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with  the  same  effect  as  if  each  of  such  separate  but  related  agreement  were separately signed.

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Instructions

To subscribe for Units in the private offering of Pubco/DelMar Pharmaceuticals (BC) Ltd.:

1.       Date and Fill in the number of Units being purchased and Complete and Sign the attached
Omnibus Signature Page to the Subscription Agreement and Registration Agreement.

2.       Initial the Accredited Investor Certification (United States Resident or Canadian Resident, as applicable) page attached hereto.

3.	Complete and Sign the Investor Profile and, if applicable, Wire Transfer Authorization attached to this letter.

4.       Complete and Sign the Selling Stockholder Questionnaire.

5.
E-mail the Omnibus Signature Page, Accredited Investor Certification page, Investor Profile and, if applicable, Wire Transfer Authorization, to Vesselin Mihaylov at vmihaylov@charlesvitsa.com and then send all signed original documents with check (if applicable) to:

Mr. Vesselin Mihaylov
Charles Vista, LLC
201 Edward Curry Avenue Suite 103
Staten Island, NY 10314

6.       Please make your subscription payment payable to the order of “Signature Bank, Escrow

Agent for DEL MAR PHARMACEUTICALCS (BC) LTD.”

For wiring funds directly to the escrow account, see the following instructions:

Bank:	Signature Bank
Acct. Name:	Signature Bank as Escrow Agent for
DelMar Pharmaceuticals (BC) Ltd.
950 Third Avenue, 9th Floor
New York, NY 10022
ABA Number:
A/C Number:

FBO:	Investor Name
Social Security Number
Address

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All funds tendered by Investors will be held in a non-interest bearing escrow account in the Company’s name at Signature Bank, 950 Third Avenue, 9th Floor, New York, NY 10022.  It is contemplated that the funds will be released from escrow at such time (or promptly thereafter) as all conditions to closing as set forth in the Subscription Agreement have been satisfied (or otherwise waived) and a closing is consummated.  It is contemplated that in the event that the Company and Charles Vista, LLC do not provide written instructions to Signature Bank with respect to the disbursement of funds on or before March 30, 2013 (subject to an extension until no later than June 30, 2013) the Company will refund all subscription funds, without  interest  accrued  thereon  or  deduction  therefrom,  and  will  return  the  documents previously delivered to each subscriber, and such documents will be terminated and of no force or effect.

Questions regarding completion of the attached Transaction Documents should be directed to
Vesselin Mihaylov at (800) 799-9070. Thank you for your interest,

Charles Vista, LLC

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ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti- money laundering requirements on brokerage firms and financial institutions. Since April 24,
2002 all brokerage firms have been required to have new, comprehensive anti- money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and the Placement Agent’s efforts to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.
Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S.  financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What the Placement Agent is required to do to help eliminate money laundering?

Under new rules required by the USA PATRIOT Act, the Placement Agent’s anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of the Placement Agent’s required program, it may ask you to provide various identification documents or other information. Until you provide the information or documents that the Placement Agent needs, it may not be able to effect any transactions for you.

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PUBCO/DEL MAR PHARMACEUTICALS (BC) LTD.

 OMNIBUS SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT
AND REGISTRATION RIGHTS AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of ____ Units at a price of $0.80 per Unit (NOTE: to be completed by subscriber) and executes the Subscription Agreement and the Registration Rights Agreement.

Date (NOTE: To be completed by subscriber):

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Identification Number
Federal Taxpayer	Liability Company or Trust
Corporation, Limited

By:
Name:	State of Organization
Title:

Date	Address

DEL MAR PHARMACEUTICALS (BC) LTD. CHARLES VISTA, LLC

By:	By:
Authorized Officer	Authorized Officer

DELMAR PHARMACEUTICALS, INC.

By:
Authorized Officer

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